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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest
                      event reported): July 14, 2004



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  The following exhibit is filed as part of this report:

   Exhibit Number                  Description
   --------------                  -----------

        99.1             Press Release dated July 14, 2004,
                         issued by President Casinos, Inc.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

  On July 14, 2004, President Casinos, Inc. (the "Registrant") issued a press release announcing its financial results for the first quarter of fiscal year 2005. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein .

  The information, including Exhibit 99.1 attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2004

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik
                                 Senior Vice President and
                                 Chief Financial Officer

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                                 EXHIBIT INDEX


  These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

  Exhibit Number                  Description
  --------------                  -----------

       99.1             Press Release dated July 14, 2004,
                        issued by President Casinos, Inc.